Business combination	12 Months Ended
Dec. 31, 2020
Business combination
Business combination

8.     Business combination

On December 25, 2020, the Group acquired 100% of the issued charter capital and voting interests of LLC Zarplata.ru (“Zarplata”) from Hearst Shkulev Digital Regional Network B.V. Zarplata is a job classified platform operating in certain Russian regions, such as Siberia and the Urals. It was formed by consolidating local city portals, which has created high local brand recognition and means that Zarplata has a significant share of organic traffic. The management believes that the transaction offers significant synergy potential with an expectation that in the future HeadHunter and Zarplata will align their sales, monetization and marketing strategies as well as product development.

Consideration transferred

The following table summarises the acquisition date fair value of each major class of consideration transferred:

(in thousands of Russian roubles)

Cash paid (included in cash flows from investing activities)	3,100,000
Contingent consideration payable	404,706
Total consideration to be transferred	3,504,706

Contingent consideration payable as at acquisition date consists of (a) RUB 216,764 thousand payable subject to customary closing conditions, which were fulfilled and the payment was settled in February 2021, and (b) RUB 187,942 thousand payable over 4-year period subject to certain historical tax risks identified in Zarplata not realized. Based on current assessment of the historical tax risks, as at December 31, 2020 it is probable that the amount payable in item (b) will be settled. We believe that the fair value of consideration stipulated in item (a) approximates its face value, due to its short-term nature. To determine the fair value of the consideration stipulated in item (b), we discounted future cash flows over 4-year period. The fair value of the consideration payable stipulated in item (b) as at acquisition date and reporting date is RUB 187,942 thousand. The undiscounted value of the consideration payable stipulated in item (b) as at acquisition date and reporting date is RUB 203,796 thousand.

The Group incurred acquisition-related costs of RUB 51,665 thousand presented by external legal fees and due diligence costs. These costs were included in 'Operating costs and expenses (exclusive of depreciation and amortization)' in the consolidated statement of income and comprehensive income.

Identifiable assets acquired and liabilities assumed

Management has engaged independent experts to assist the Group in its determination of the fair values of the assets acquired. The table below summarizes preliminary allocations of the consideration to assets acquired and liabilities assumed based on their fair values (provisional accounting). Management is still in the process of finalizing its analysis over the key assumptions used in the determination of the fair values of intangible assets and the resulting impact on the amounts of deferred tax liability and goodwill. All information presented with respect to such assets and liabilities assumed as it relates to these acquisitions is preliminary and subject to revision pending the final fair value analysis.

(in thousands of Russian roubles)

Assets
Intangible assets	1,147,921
Property and equipment	10,601
Deferred tax assets	8,420
Trade and other receivables	6,746
Indemnification asset	186,473
Prepaid expenses and other current assets	42,125
Cash and cash equivalents	95,701
1,497,987
Liabilities
Contract liabilities	74,731
Trade and other payables	27,210
Income tax payable	86,695
Provisions	488,646
Deferred tax liability	228,609
905,891
Goodwill	2,912,610
Purchase consideration	3,504,706

Cash outflow related to the acquisition was as follows:

Consideration transferred	(3,100,000)
Cash acquired	95,701
Net cash outflow on acquisition	(3,004,299)

The goodwill represents potential of Zarplata to further enhance its position in Russian regions, as well as the value of any synergies expected to arise in the future and are not separately recognised. Goodwill is equal to the difference between fair value of net assets acquired in the business acquisition and the purchase consideration transferred. Goodwill is allocated predominantly to Zarplata CGU. Goodwill recognised is not expected to be deductible for income tax purposes.

The Group determined the fair value of Zarplata’s software, trademarks, client base, CV database and recognized as intangible assets as RUB 1,147,921 thousand.

The fair value of the trade and other receivables amounts to RUB 6,746 thousand. The gross amount of trade receivables is RUB 8,760 thousand and it is expected that the full contractual amounts can be collected.

Deferred tax liability represents deferred tax on the temporary difference related to identified intangible assets.

The Company identified certain tax risks pertaining to Zarplata.ru and the unfavorable outcome of most of them is assessed as possible, while others are considered as probable. The share purchase agreement commits the seller to reimburse part of the losses incurred, suffered or sustained by the Company in respect of this matter during the four years from the date of the agreement. The Company made a provision for these tax risks, both probable and possible (included in Income tax payable and Provisions) in the amount of RUB 586,100 thousand and a related indemnification asset at fair value in the amount of RUB 186,473 thousand in the net assets as of acquisition and reporting date.

If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition identifies adjustments to the above amounts, then the accounting for the acquisition will be revised.

If the combination had occurred on January 1, 2020, revenue from continuing operations of the Group for the year ended December 31, 2020 would have been approximately RUB 9,062 million, and profit before tax from continuing operations for the Group would have been approximately RUB 2,562 million. In determining these amounts, management assumed that the fair value adjustments, that arose on the date of acquisition, would have been the same if the acquisition had occurred on January 1, 2020.

Measurement of fair values

The fair values of the material assets acquired have been calculated using the following valuation techniques (Level 3 of fair value hierarchy):

Assets acquired	Valuation technique
Trademark and domain names	Relief-from-royalty method: The relief-from-royalty method considers the discounted estimated royalty payments that are expected to be avoided as a result of the patents or trademarks being owned.
Non-contractual customer relationships

Multi-period excess earnings method: The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.

CV Database	Cost method: This approach seeks to determine how much an asset would cost to replace.
Websites	Cost method: This approach seeks to determine how much an asset would cost to replace.

The Group exercised significant judgments in the accounting for the business combination. The most significant judgments related to the determination of fair values of intangible assets and their estimated useful lives as well as fair values of income tax and other taxes provisions and related indemnification asset. In determining of the fair values of the intangible assets management made assumptions on the timing and the amounts of the Zarplata’s future cash flows, applicable growth rates and discount factors, expected attrition rates of the customer relationships and comparable royalty rates for similar businesses. In determining fair values of tax provisions, deferred tax liabilities and indemnification asset management made assumptions in relation to probability, base amounts and applicable rates of taxation. Certain key assumptions are further disclosed in Note 15.